UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 14, 2006,

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ICON DEVELOPMENT, INC.

(Name of Small Business issuer in its charter)

   Nevada                                       000-51698

(State or other jurisdiction of           (Commission File No.)    (IRS Employer Identification incorporation or organization)

     Number)

1235 Quayside Drive, Suite 703 New Westminster BC V3M 6J5

 (Address of principal executive offices)

(604) 515-8065

                                 (Registrant’s telephone number)

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AGENT FOR SERVICE

        WITH COPY TO:

Nevada Agency And Trust

  Joseph I. Emas, Attorney at Law

50 West Liberty Street, Suite 880

   1224 Washington Avenue

Reno, Nevada

 89501

   Miami Beach, FL 33139

(775) 322-0626

                            (305) 531-1174

                                        (305) 531-1274 Fax

 Item 8 01. Other Events

On August 31, 2006 the registrant entered into an agreement to purchase all of the Assets of Netrix Inc., a Delaware company (“Netrix”) located in  Vero Beach Florida. USA. The Closing to is set to occur on or before October 30, 2006, subject to certain terms and conditions.  The Purchase Price for the Assets shall be paid in incremental payments of cash and shares of the Company common stock.

By Agreement dated October 28, 2006 and received by Icon Development Inc. in its entirety on November 5, 2006 the Purchase Agreement between Icon Development, Inc. and Netrix Inc. was terminated. A new purchase agreement has not been executed yet.

A copy of the Asset Purchase Termination Agreement with Netrix Inc. is attached hereto as Exhibit 10.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

10.1 Asset Purchase Termination Agreement with Netrix Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Icon Development Inc.

/s/ Kennedy Kerster

                                             November 14, 2006

Kennedy Kerster, President, Secretary, Treasurer

and Director